UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2008

CRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                            Regulation FD Disclosure.

                On September 25, 2008, we had a conference call to discuss our results for our 2008 fiscal third quarter, the sixteen weeks ended August 29, 2008. We understand that due to technical difficulties with the call, some persons listening to the call were unable to hear portions of the call. Accordingly, we are filing as an exhibit to this Form 8-K, the text of the prepared remarks on the call by James C. Burrows, our president and chief executive officer, and Wayne D. Mackie, our executive vice president and chief financial officer.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Number	Title

99.1	Text of prepared remarks by James C. Burrows and Wayne D. Mackie for conference call of CRA International, Inc. on September 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: September 25, 2008	By:	/s/ Wayne D. Mackie
Wayne D. Mackie
Executive Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

99.1	Text of prepared remarks by James C. Burrows and Wayne D. Mackie for conference call of CRA International, Inc. on September 25, 2008.